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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                  March 3, 1997

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                               TWINLAB CORPORATION
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             (Exact name of registrant as specified in its charter)



            DELAWARE                        0-21003               11-3317986
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 (State or other jurisdiction of    (Commission file number)   (I.R.S. employer
  incorporation or organization)                            identification no.)



         2120 SMITHTOWN AVENUE,
             RONKONKOMA, NY                                         11779
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(Address of principal executive offices)                         (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 467-3140



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Item 5.  Other Events.

         The Board of Directors of Twinlab Corporation (the "Company") has scheduled the Company's Annual Meeting of Stockholders for 10:00 A.M., May 29, 1997, at the Marriott Windwatch Hotel in Hauppauge, New York.

         At a meeting of the Board of Directors held on March 3, 1997, the Board fixed the close of business on April 15, 1997 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     TWINLAB CORPORATION


                                       By: /s/ Ross Blechman
                                          -----------------------------------
                                           Ross Blechman
                                           Chairman of the Board,
                                           President and Chief Executive
                                           Officer

                                       Date:  March 4, 1997